[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
November 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



Summit Cash Reserves Fund
Financial Institutions Series Trust

Box 9011
Princeton, NJ
08543-9011



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Summit Cash Reserves Fund                           November 30, 1997

DEAR SHAREHOLDER

For the six months ended November 30, 1997, Summit Cash Reserves Fund paid shareholders a net annualized dividend of 6.14%.* The Fund's 7-day yield as of November 30, 1997 was 4.39%.

The average portfolio maturity for Summit Cash Reserves Fund at November 30, 1997 was 52 days, compared to 15 days as of May 31, 1997.

The Environment
Volatility highlighted stock and bond markets worldwide during the six-month period ended November 30, 1997. The difficulties began in Southeast Asia. Following currency devaluations in several Southeast Asian countries this summer, the Hong Kong dollar -- the value of which is pegged to the US dollar -- came under speculative attack in foreign currency markets. Monetary authorities in Hong Kong raised interest rates to support the currency, and the Hong Kong stock market declined sharply. This event raised investor concerns worldwide regarding the viability of continued global economic growth.

At first, US stock market investors focused on the challenges that would face US multinational corporations in the wake of the poorer Asian economic prospects. The sell-off then broadened to other stocks as well. Although the decline proved to be short-lived, investor confidence was not definitively restored, and stock market volatility continued. Although the US bond market benefited during periods when investors anticipated slower economic growth, the release of stronger-than-expected economic statistics led to periods of declining bond prices.

For the six months ended November 30, 1997, Summit Cash Reserves
Fund's asset base increased slightly to approximately $247,000. The Fund was invested in US Treasury bills, a strategy we anticipate continuing for the foreseeable future.

As 1997 draws to a close, investors are likely to continue to focus on the prospects for the US economy. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in the near term.

In Conclusion
We appreciate your continued support of Summit Cash Reserves Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/CARLO J. GIANNINI
Carlo J. Giannini
Vice President and Portfolio Manager

December 30, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.




Summit Cash Reserves Fund                                                                                 November 30, 1997

SCHEDULE OF INVESTMENTS

                                                                    Face          Interest          Maturity          Value
Issue                                                              Amount           Rate*             Date          (Note 1a)

US Government Obligations -- Discount
US Treasury Bills                                                 $10,000           5.20 %           1/22/98         $9,925
                                                                  195,000           5.205            1/22/98        193,538
                                                                                                                  ---------
Total US Government Obligations -- Discount (Cost -- $203,458)                                                      203,463

Total Investments (Cost -- $203,458) -- 82.3%                                                                       203,463

Other Assets Less Liabilities -- 17.7%                                                                               43,687
                                                                                                                  ---------
Net Assets -- 100.0%                                                                                               $247,150
                                                                                                                  =========

* Certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 1997

Assets:               Investments, at value (identified cost -- $203,458*) (Notes 1a & 1e)                         $203,463
                      Cash                                                                                            9,024
                      Investment adviser receivable (Note 2)                                                          9,246
                      Prepaid registration fees and other assets (Note 1d)                                           92,718
                                                                                                                  ---------
                      Total assets                                                                                  314,451
                                                                                                                  ---------

Liabilities:          Payable to administrator (Note 2)                                                                  52
                      Accrued expenses and other liabilities                                                         67,249
                                                                                                                  ---------
                      Total liabilities                                                                              67,301
                                                                                                                  ---------

Net Assets:           Net assets                                                                                   $247,150
                                                                                                                  =========

Net Assets            Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                             $24,715
                      Paid-in capital in excess of par                                                              222,430
                      Unrealized appreciation on investments -- net                                                       5
                                                                                                                  ---------
                      Net assets -- Equivalent to $1.00 per share based on 247,145 shares
                      of beneficial interest outstanding                                                           $247,150
                                                                                                                  =========

                    * Cost for Federal income tax purposes.

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                   For the Six Months Ended
                                                                                                          November 30, 1997

Investment Income      Interest and amortization of premium and discount earned                                      $7,428
(Note 1c):

Expenses:              Professional fees                                                            $20,419
                       Registration fees (Note 1d)                                                   19,649
                       Printing and shareholder reports                                               8,038
                       Accounting services (Note 2)                                                   5,906
                       Investment advisory fees (Note 2)                                                335
                       Administrative fees (Note 2)                                                     335
                                                                                                  ---------
                       Total expenses before reimbursement                                           54,682
                       Reimbursement of expenses (Note 2)                                           (54,682)
                                                                                                  ---------
                       Total expenses after reimbursement                                                                 0
                                                                                                                  ---------
                       Investment income -- net                                                                       7,428
                                                                                                                  ---------

Unrealized Gain on     Change in unrealized appreciation on investments -- net                                            5
Investments -- Net                                                                                                ---------
(Note 1c):             Net Increase in Net Assets Resulting from Operations                                          $7,433
                                                                                                                  =========

                       See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                  For the Six        For the
                                                                                                  Months Ended     Year Ended
                                                                                                   November 30,      May 31,
Increase (Decrease) in Net Assets:                                                                    1997            1997

Operations:            Investment income -- net                                                      $7,428         $457,144
                       Realized loss on investments -- net                                               --             (853)
                       Change in unrealized appreciation/depreciation on investments -- net               5            2,439
                                                                                               ------------     ------------
                       Net increase in net assets resulting from operations                           7,433          458,730
                                                                                               ------------     ------------

Dividends to           Investment income -- net                                                      (7,428)        (456,291)
Shareholders                                                                                   ------------     ------------
(Note 1f):             Net decrease in net assets resulting from dividends to shareholders           (7,428)        (456,291)
                                                                                               ------------     ------------

Beneficial Interest    Net proceeds from sale of shares                                                  --       68,683,693
Transactions           Net asset value of shares issued to shareholders in reinvestment of
(Note 3):              dividends (Note 1f)                                                            7,406          451,377
                                                                                               ------------     ------------
                                                                                                      7,406       69,135,070
                       Cost of shares redeemed                                                           --     (103,762,576)
                                                                                               ------------     ------------
                       Net increase (decrease) in net assets derived from beneficial interest
                       transactions                                                                   7,406      (34,627,506)
                                                                                               ------------     ------------

Net Assets:            Total increase (decrease) in net assets                                        7,411      (34,625,067)
                       Beginning of period                                                          239,739       34,864,806
                                                                                               ------------     ------------
                       End of period                                                               $247,150         $239,739
                                                                                               ============     ============

                       See Notes to Financial Statements.






Financial Highlights

                                                               For the
                                                                 Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.          Ended
                                                               Nov. 30,                 For the Year Ended May 31,
                                                                 1997          1997          1996          1995          1994
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period       $1.00         $1.00         $1.00         $1.00         $1.00
Operating                                                   ---------     ---------     ---------     ---------     ---------
Performance:         Investment income -- net                   .0306         .0432         .0476         .0444         .0254
                     Realized and unrealized gain (loss) on
                     investments -- net                            --+        .0001        (.0011)        .0014         .0003
                                                            ---------     ---------     ---------     ---------     ---------
                     Total from investment operations           .0306         .0433         .0465         .0458         .0257
                                                            ---------     ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                     Investment income -- net                  (.0306)       (.0431)       (.0476)       (.0444)       (.0254)
                     Realized gain on investments -- net           --            --            --+       (.0001)       (.0003)
                                                            ---------     ---------     ---------     ---------     ---------
                     Total dividends and distributions         (.0306)       (.0431)       (.0476)       (.0445)       (.0257)
                                                            ---------     ---------     ---------     ---------     ---------
                     Net asset value, end of period             $1.00         $1.00         $1.00         $1.00         $1.00
                                                            =========     =========     =========     =========     =========
                     Total investment return                     6.14%++++     4.40%         4.95%         4.51%         2.56%
                                                            =========     =========     =========     =========     =========

Ratios to Average    Expenses, net of reimbursement               .00%*        1.38%         1.13%          .98%          .90%
Net Assets:                                                 =========     =========     =========     =========     =========
                     Expenses                                   44.94%*        1.97%         1.13%          .98%          .90%
                                                            =========     =========     =========     =========     =========
                     Investment income and realized gain on
                     investments -- net                          6.11%*        4.18%         4.83%         4.35%         2.54%
                                                            =========     =========     =========     =========     =========

Supplemental         Net assets, end of period
Data:                (in thousands)                              $247          $240       $34,865       $89,119      $135,301
                                                            =========     =========     =========     =========     =========

                   * Annualized.
                   + Amount is less than $.0001 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Summit Cash Reserves Fund                           November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to selected groups of purchasers. The Fund is currently the only operating series of the Trust. As of November 30, 1997, all of the Fund's shares outstanding are owned by Fund Asset Management, L.P. ("FAM"). Furthermore, the Fund is not offering additional shares for purchase at the present time. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The money market securities in which the Fund invests are traded primarily in the over-the-counter markets. Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Advisory Agreement and an Administrative Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. For such services, the Investment Adviser receives a fee from the Fund at the end of each month at the annual rate of 0.275% of the average daily net assets of the Fund not exceeding $500 million, and at the annual rate of 0.25% of average daily net assets in excess of $500 million. For the six months ended November 30, 1997, FAM earned fees of $335, all of which were waived. FAM also reimbursed the Fund for additional expenses of $54,347. Pursuant to the Administrative Agreement, the Fund pays FAM a monthly fee identical to the investment advisory fee, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Merrill Lynch Funds Distributor, Inc. ("MLFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Distributor of the shares of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At May 31, 1997, the Fund had a net capital loss carryforward of approximately $6,000, of which $5,000 expires in 2004 and $1,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Carlo J. Giannini, Vice President
Kevin J. McKenna, Vice President
Joseph T. Monagle, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210